===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2000


                            MIPS TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     000-24487                  77-0322161
-----------------------------   ----------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation or                                     Identification No.)
       Organization)


       1225 Charleston Road
        Mountain View, CA                                      94043-1353
----------------------------------------                 ----------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (650) 567-5000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

ITEM 5.  Other Events.

     On May 16, 2000, Silicon Graphics Inc. ("SGI") and MIPS Technologies, Inc. ("MIPS") announced a plan to spin off to SGI shareholders SGI's approximately 65% interest in MIPS.

     A copy of the press release issued by SGI and MIPS on May 16, 2000 is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits

         (99.1)  Press Release, dated May 17, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2000

                                            MIPS TECHNOLOGIES, INC.


                                            By: /S/ Kevin C. Eichler
                                               --------------------------------
                                               Name:  Kevin C. Eichler
                                               Title: Chief Financial Officer

                                 EXHIBIT INDEX

   Exhibit
      No.         Description
   --------       -----------
     99.1         Press Release, dated May 16, 2000.